----------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): June 8, 2004


                               IndyMac ABS, Inc.
       (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004, providing for the issuance of the IndyMac ABS,
          Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series
       SPMD 2004-A Home Equity Mortgage Loan Asset-Backed Certificates,
                              Series SPMD 2004-A

                               IndyMac ABS, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   333-47158                  95-4685267
----------------------------       -------------           -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)


    155 North Lake Avenue
     Pasadena, California                                        91107
-----------------------------                                ---------------
    (Address of Principal                                      (Zip Code)
      Executive Offices)

      Registrant's telephone number, including area code: (800) 669-2300
                                                          --------------

Item 5.  Other Events.
----     ------------

     On June 8, 2004, IndyMac ABS, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of June 1, 2004 (the "Agreement"), by and among the Depositor, IndyMac Bank, F.S.B., as seller (the "Seller") and as master servicer (the "Master Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2004-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

         Not applicable.

         Not applicable.

         Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of June 1, 2004, by and among the Depositor, the Seller, the Master Servicer and the Trustee.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac ABS, Inc.



                               By:  /s/ Victor Woodworth
                                   -------------------------------------------
                                   Name:   Victor Woodworth
                                   Title:  Vice President



Dated:  June 24, 2004

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1.        Pooling and Servicing Agreement,
             dated as of June 1, 2004, by
             and among, the Depositor, the Seller,
             the Master Servicer and the Trustee